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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Fieldstone Investment Corporation
(Name of Registrant as Specified In Its Charter)

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FIELDSTONE INVESTMENT CORPORATION

11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044
Tel: 410 -772-7200
Fax: 410-772-7299

March 31, 2005

Dear Stockholder:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Fieldstone Investment Corporation to be held at the Sheraton Columbia Hotel, 10207 Wincopin Circle, Columbia, Maryland 21044, on Tuesday, May 3, 2005, at 10:00 a.m., Eastern Time.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

        Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote, regardless of the number of shares you own, is important. To vote, please sign and date the enclosed proxy card, which is being solicited on behalf of the Board of Directors, and return it promptly in the enclosed envelope.

        Thank you for your ongoing support of and continued interest in Fieldstone.

        We look forward to seeing you at the Annual Meeting.

Michael J. Sonnenfeld President and Chief Executive Officer

FIELDSTONE INVESTMENT CORPORATION
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 3, 2005

        The Annual Meeting of Stockholders of Fieldstone Investment Corporation will be held at the Sheraton Columbia Hotel, 10207 Wincopin Circle, Columbia, Maryland 20144, on Tuesday, May 3, 2005, at 10:00 a.m., Eastern Time. At the meeting, stockholders will act on the following matters:

  1.
  To elect seven (7) members to Fieldstone's Board of Directors to serve for one year terms expiring in 2006 and until their successors have been duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as Fieldstone's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

  3.
  To act upon such other matters as may properly come before the meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof is March 31, 2005. The stock transfer books will not be closed between the record date and the date of the Annual Meeting in the manner described in the accompanying Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Fieldstone's principal executive offices.

        Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card as an alternative to voting in person at the Annual Meeting. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

By Order of the Board of Directors,

Cynthia L. Harkness Corporate Secretary

YOUR VOTE IS IMPORTANT

        In order to ensure your representation at the meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage need be affixed if mailed in the United States).

QUESTIONS AND ANSWERS
ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why I am receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2005 Annual Meeting of Stockholders, to be held on Tuesday, May 3, 2005, at 10:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made on behalf of our Board of Directors. "We," "our," "us" and "Fieldstone" refer to Fieldstone Investment Corporation and its subsidiaries and affiliates. This Proxy Statement, the enclosed form of proxy and the 2004 Annual Report to Stockholders are being mailed to stockholders beginning on or about April 5, 2005.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on March 31, 2005 are entitled to receive notice of the Annual Meeting and to vote the shares of common stock held by them on that date at the Annual Meeting. Our common stock constitutes the only class of securities entitled to vote at the Annual Meeting.

What are the voting rights of stockholders?

Each share of common stock entitles the holder to cast one vote on each matter on which a vote may be taken.

What will constitute a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding at the close of business on March 31, 2005 will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting and any adjournment thereof. We will include abstentions and broker non-votes (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares), if any, in the calculation of the number of shares considered to be present at the Annual Meeting.

At the close of business on March 31, 2005, there were 48,835,876 shares of our common stock outstanding.

How do I vote?

You may vote either by filling out and returning the accompanying proxy card or by filling out a written ballot at the Annual Meeting.

How are proxy card votes counted?

If the accompanying proxy card is properly signed and returned to us (and not revoked as set forth below), it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the election of the nominees for our Board of Directors named herein, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005, and as recommended by our Board of Directors with regard to any other matters, or, if no such recommendation is given, in their own discretion.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by filing with our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date. Additionally, the powers of the proxy holders will be suspended regarding any person who executed a proxy but then attends the meeting in person and so requests. Attendance at the meeting will not, in itself, constitute revocation of a previously granted proxy.

FIELDSTONE INVESTMENT CORPORATION
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Directors of Fieldstone Investment Corporation, a Maryland corporation, for the Annual Meeting of Stockholders to be held at the Sheraton Columbia Hotel, 10207 Wincopin Circle, Columbia, Maryland 21044, on Tuesday, May 3, 2005, at 10:00 a.m. Eastern Time, and at any adjournments or postponements of the meeting. We will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. These proxy materials were first mailed on or about April 5, 2005 to all stockholders entitled to vote at the Annual Meeting. A copy of our Annual Report to Stockholders for the year 2004, including financial statements, is being mailed simultaneously with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

        Fieldstone's Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1) and FOR the ratification of the appointment of KPMG LLP as Fieldstone's independent registered public accounting firm for the fiscal year ending December 31, 2005 (Proposal No. 2).

VOTING RIGHTS, RECOMMENDATION AND VOTE REQUIRED

        Only stockholders of record of Fieldstone common stock as of the close of business on March 31, 2005, the record date, will be entitled to vote at the Annual Meeting. Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. As of the close of business on the record date, there were 48,835,876 shares of common stock outstanding and entitled to vote. The presence, in person or by proxy, of stockholders of a majority of the issued and outstanding common stock on the record date constitutes a quorum for the transaction of business at the Annual Meeting.

        Shares of common stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the director nominees named in this Proxy Statement and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Representatives of our transfer agent will assist us in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Once a quorum is present, the affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, the seven individuals receiving the highest number of affirmative votes will be elected to the seven directorships. "Withhold Authority" votes will not be counted as votes cast for and will have no effect on the result of the election of directors. The affirmative vote of a majority of all the shares voting at the Annual Meeting is necessary for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. For purposes of the ratification of our independent registered public accounting firm, abstentions and any broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote.

REVOCABILITY OF PROXY

        Submitting the enclosed proxy does not preclude your right to vote in person at the Annual Meeting if you so desire. You may revoke your proxy at any time prior to its exercise by notifying our Corporate Secretary in writing, by giving us a later-dated proxy, or by attending the Annual Meeting and voting in person.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven directors, each with a term expiring at the 2005 Annual Meeting of Stockholders. Each of the nominees is currently a director of the Company, and each of the nominees has informed the Board that he or she is seeking re-election. The nominees for director at the Annual Meeting will be elected to serve one-year terms until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or retirement. The Board of Directors has affirmatively determined that, with the exception of Michael J. Sonnenfeld, the President and Chief Executive Officer, all of its members are "independent directors" as that term is defined in the listing standards of The NASDAQ Stock Market, Inc. ("NASDAQ"). At each meeting of the Board of Directors, time is set aside for the independent directors to meet without management present. Thomas D. Eckert, our Chairman of the Board, presides at these sessions.

Director Nominees for Election to Terms Expiring in 2006

        Thomas D. Eckert, 57, has been a director since November 2003. Mr. Eckert serves as Chairman of the Board and as a member of the Audit Committee and the Governance and Nominating Committee. Mr. Eckert is the President and Chief Executive Officer of Capital Automotive REIT, a specialty finance company focused solely on automotive retail real estate, and is a member of its Board of Trustees. Mr. Eckert was one of the founders of Capital Automotive in October 1997 and has been President and Chief Executive Officer since that time. From 1983 to 1997, Mr. Eckert was employed by Pulte Home Corporation, one of the largest homebuilding firms in the United States, serving most recently as President of Pulte's Mid-Atlantic Region. Prior to Pulte, Mr. Eckert spent over seven years with the public accounting firm of Arthur Andersen LLP. Mr. Eckert is a former director of PHM Mortgage Company and Celotex Corporation, and he is a current director of the Munder Funds, a $7 billion mutual fund group, and the National Association of Real Estate Investment Trusts (NAREIT). Mr. Eckert is a graduate of the University of Michigan.

        David S. Engelman, 67, has been a director since November 2003. Mr. Engelman serves as Chairman of the Governance and Nominating Committee and as a member of the Compensation Committee. Mr. Engelman is a director of Fleetwood Enterprises, Inc., a manufacturer of recreational vehicles and manufactured housing, and from February 2002 to August 2002, he served as its Chief Executive Officer and President on an interim basis. Mr. Engelman has been a private investor for more than five years. Mr. Engelman is also a director of MGIC Investment Corporation and Mortgage Guaranty Insurance Corporation. From 1991 to 1997, Mr. Engelman was Chairman, Chief Executive Officer and President of UnionFed Financial Corporation and its subsidiary Union Federal Bank. Mr. Engelman is a graduate of the University of Arizona.

        Celia V. Martin, 46, has been a director since November 2003. Ms. Martin serves as a member of the Compensation Committee and the Governance and Nominating Committee. Ms. Martin was one of the founders of Friedman, Billings, Ramsey & Co., Inc. in 1989. From 1989 to June 2003, Ms. Martin was Executive Vice President at Friedman, Billings, Ramsey & Co., Inc., an investment banking and institutional brokerage firm, with responsibility for sales, and from time to time research and banking during that period. Currently, Ms. Martin serves as an unpaid advisor to FBR with respect to FBR's philanthropic activities. From 1987 to 1989, Ms. Martin worked as a research analyst and institutional salesperson at Johnston, Lemon & Co. (MCS Associates in 1987, Trident Financial from 1985-1987). From 1981 to 1983, Ms. Martin worked at Riggs National Bank, first in Trust Operations, and later in fixed income management in the Trust and Investment department. Ms. Martin received her M.B.A. in Finance from The Darden School at the University of Virginia, as well as a B.A. in International Relations from James Madison College at Michigan State University.

        Jonathan E. Michael, 51, has been a director since November 2003. Mr. Michael serves as Chairman of the Audit Committee and a member of the Governance and Nominating Committee. Mr. Michael has served as the President and Chief Executive Officer of RLI Corp., a specialty insurance company, since 2001. Having joined RLI in 1982, Mr. Michael has held various positions during his tenure at RLI, including Controller, Vice President, Finance/CFO and Executive Vice President. Prior to 1982, Mr. Michael was associated with Coopers & Lybrand. He currently serves on the Board of Directors of RLI Corp., Maui Jim, Inc. and First Capital Bank. Mr. Michael is a Certified Public Accountant and a graduate of Ohio Dominican College in Columbus, Ohio.

        David A. Schoenholz, 53, has been a director since August 2004. Mr. Schoenholz serves as a member of the Audit Committee and the Governance and Nominating Committee. Mr. Schoenholz retired from Household International, Inc., an international banking and financial services firm and an indirect wholly owned subsidiary of HSBC Holdings, plc, in April 2004. From September 2003 to April 2004, he served as a Group General Manager of HSBC Holdings. From July 2002 to April 2004, he served as President and Chief Operating Officer of Household. From January 2002 to July 2002, he served as Household's Vice Chairman—Chief Financial Officer, having previously served as Group Executive—Chief Financial Officer since January 2000, Executive Vice President—Chief Financial Officer since 1996, Senior Vice President—Chief Financial Officer since 1994, and Vice President—Chief Accounting Officer since 1993. He joined Household in 1985 as Director—Internal Audit. Prior to Household, Mr. Schoenholz served as Vice President—Controller of The Commodore Corporation and Arthur Andersen & Co. Mr. Schoenholz received his M.B.A. from Harvard Business School and his A.B. from Duke University.

        Jeffrey R. Springer, 60, has been a director since November 2003. Mr. Springer serves as Chairman of the Compensation Committee and as a member of the Audit Committee. Mr. Springer retired from Citizens Bancorp/Citizens Bank in 1997. From 1987 to 1997, he served as President of Citizens Bancorp/Citizens Bank, a $4 billion bank holding company that merged with Crestar Financial in 1997. From 1980 to 1985, Mr. Springer served as Executive Vice President of Maryland National Bank. From 1974 to 1980, Mr. Springer served as Senior Vice President of Maryland National Bank. Mr. Springer received his M.B.A. from American University in Washington, D.C. and a B.A. in Economics from Upsala College in New Jersey.

        Michael J. Sonnenfeld, 48, the founder of our company and our President and Chief Executive Officer, has been a director since November 2003. Since July 1995, he has served as our President. From 1994 to 1995, Mr. Sonnenfeld served as Director of the Residential Mortgage Conduit for

Nomura Securities International, Inc. Prior to joining Nomura, Mr. Sonnenfeld was the President of Saxon Mortgage Funding Corporation, a subprime and jumbo mortgage originator and conduit, the president of Saxon Mortgage Capital Corporation, an investor in warehouse lines funded through the issuance of commercial paper, and Executive Vice President of Resource Mortgage Investment Corporation, a public REIT with a portfolio of mortgages, mortgage securities and mortgage derivative securities. Mr. Sonnenfeld received his J.D. degree from the University of Michigan Law School and received his B.A. and M.A. degrees in Liberal Arts from the Johns Hopkins University.

Corporate Governance

        We maintain a corporate governance page on our website which includes key information about our corporate governance initiatives, including our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, and charters for the committees of our Board of Directors. The corporate governance page can be found at www.fieldstoneinvestment.com, by clicking on "Corporate Governance." These documents are also available in print, free of charge, to anyone who requests them by writing to us at the following address: 11000 Broken Land Parkway, Suite 600, Columbia, Maryland 21044, Attention: Corporate Secretary, or by emailing us at investors@fieldstoneinvestment.com.

        Our policies and practices reflect corporate governance initiatives that are compliant with NASDAQ's listing requirements and the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, including:

  •
  Our Board of Directors has adopted clear corporate governance policies;

  •
  A significant majority of our Board of Directors is independent of Fieldstone and its management;

  •
  All members of the key Board committees—the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee—are independent;

  •
  The independent members of the Board of Directors meet regularly without management present;

  •
  The charters of the Board committees clearly establish their respective roles and responsibilities;

  •
  We have adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all of our directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer, and complies with the requirements of Section 406(c) of the Sarbanes-Oxley Act of 2002. The Code of Conduct also reflects our policy of dealing with borrowers, employees and investors with honesty and integrity. A copy of the Code of Conduct can be found on our website at www.fieldstoneinvestment.com under the heading "Corporate Governance." You also may obtain a copy of this document, free of charge, by writing to 11000 Broken Land Parkway, Suite 600, Columbia, Maryland 21044, Attention: Corporate Secretary, or by emailing us at investors@fieldstoneinvestment.com.

  •
  We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of complaints on accounting, internal accounting controls, or auditing matters; and

  •
  Our internal audit function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee.

Board Committees and Meetings

        The Board of Directors has established the following committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. The Board of Directors

held nine meetings (four in person and five by telephone) during 2004. Each of the directors attended 100% of the in-person meetings of the Board of Directors and of the committees on which each served during 2004, and attended at least 90% of the telephonic meetings of the Board of Directors and of the committees on which each served during 2004. We encourage, but do not require, members of our Board of Directors to attend the Annual Meeting of Stockholders.

Audit Committee

        The authority and responsibility of the Audit Committee is set forth in detail in its Charter, which is posted on our website at www.fieldstoneinvestment.com and attached to this Proxy Statement as Appendix A. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities and in monitoring (i) the integrity of our financial statements and financial reporting process, (ii) the auditors' qualifications and independence, (iii) the performance of our internal audit function and (iv) our process for monitoring compliance with laws and regulations. The Audit Committee selects our independent registered public accounting firm and directly oversees its work, confirms the scope of audits to be performed by the auditors, reviews audit results and internal accounting and control procedures and policies, pre-approves all audit and permitted non-audit services to be performed for us by the independent registered public accounting firm, reviews and approves the fees paid to the independent registered public accounting firm, and reviews and recommends inclusion of our audited financial statements in our periodic reports that are filed with the Securities and Exchange Commission (the "SEC"). The Audit Committee has established a procedure for receiving and addressing anonymous complaints regarding financial or accounting irregularities.

        Our Audit Committee is currently comprised of four directors: Jonathan E. Michael (Chairman), Thomas D. Eckert, David A. Schoenholz and Jeffrey R. Springer. The Audit Committee charter requires that all of the members of the Audit Committee must meet the independence, experience and financial literacy and expertise requirements of NASDAQ, the Sarbanes-Oxley Act of 2002, the Securities Exchange Act of 1934, as amended, and applicable rules and regulations of the SEC, as in effect from time to time. Our Board of Directors has determined that each of the members of our Audit Committee meets the independence, experience and financial literacy and expertise requirements for Audit Committee members under NASDAQ's listing standards and as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Board of Directors also has determined that each of the members of our Audit Committee meets the SEC's criteria for an audit committee financial expert. The Audit Committee met nine times in 2004.

Governance and Nominating Committee

        The Governance and Nominating Committee establishes standards of service for members of our Board of Directors and considers and makes recommendations regarding the size of our Board of Directors and committees of the Board of Directors, and the assignment of directors to committees, including the designation of committee chairs. The Governance and Nominating Committee also is responsible for overseeing the implementation of, and periodically reviewing, our Corporate Governance Guidelines, as well as overseeing the Board of Directors' annual review and evaluation of management's performance.

        The Governance and Nominating Committee considers potential director nominees brought to its attention by any of our directors or officers and will consider such nominees based on their backgrounds, skills, expertise, accessibility and availability to serve effectively on the Board. The Governance and Nominating Committee also will consider potential director nominees recommended in good faith by our stockholders. All director nominees submitted by stockholders will be evaluated in the same manner as all other director nominees. A stockholder wishing to recommend a nominee for election to the Board of Directors must give timely written notice of his or her nomination of a candidate to our Corporate Secretary.

        As set forth in Article II, Section 3 of our by-laws, in order to be considered timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting. The stockholder's notice should provide (i) the name and address of the stockholder, as it appears on our stock transfer books, and the name and address of the beneficial owners (if any) of the stock registered in the stockholder's name and the name and address of other stockholders known by the stockholder to be supporting such nominees, and (ii) the class and number of shares of our common stock which are beneficially owned by the stockholder and beneficial owners (if any) on the date of the stockholder's notice and by any other stockholders known by the stockholder to be supporting the proposed nominee on the date of the stockholder's notice. For each proposed nominee, the stockholder proposes to nominate for election or re-election as a director, the stockholder's notice must provide (i) the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee; the class and number of shares of the our common stock which are beneficially owned by the proposed nominee on the date of the stockholder's notice, and (iii) any other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, or is otherwise required, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, including the proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        At the request of the Board of Directors, any person nominated by, or at the direction of, the Board of Directors for election as a director at an annual or special meeting shall furnish to our Corporate Secretary the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Board of Directors may reject any nomination by a stockholder not timely or properly made.

        Our Governance and Nominating Committee is currently comprised of five directors: David S. Engelman (Chairman), Thomas D. Eckert, Celia V. Martin, Jonathan E. Michael and David A. Schoenholz. The Board of Directors has determined that each of the members of the Governance and Nominating Committee meets the independence requirements of NASDAQ. The Governance and Nominating Committee met four times during 2004.

Compensation Committee

        The Compensation Committee establishes guidelines and standards for determining the compensation of our executive officers, reviews our executive compensation policies, evaluates the performance of our senior executives and recommends to our Board of Directors compensation for our executive officers and directors, including our President and Chief Executive Officer. The Compensation Committee also administers and implements our equity incentive plans, determines the number of shares underlying, and the terms of, restricted common stock awards, stock options and other equity compensation awards to be granted to our directors, executive officers and other employees pursuant to these plans, and reviews and approves any severance or similar termination payments proposed to be made to any of our current or former executive officers.

        The Compensation Committee currently is comprised of three directors: Jeffrey R. Springer (Chairman), David S. Engelman and Celia V. Martin. All of the members of the Compensation Committee are independent as defined by NASDAQ's listing standards. The Compensation Committee met five times during 2004.

Director Compensation

        We pay our non-employee directors the following fees:

Annual retainer	$40,000 ($50,000 per annum for the Chairman of the Board)
Annual retainer for committee chairman	$5,000
Fee for each board and committee meeting attended in person	$2,500 ($5,000 per meeting for the Chairman of the Board or the Chairman of the Committee)
Fee for each board and committee meeting attended telephonically	$1,250 ($2,500 per meeting for the Chairman of the Board or the Chairman of the Committee)

We also reimburse our non-employee directors for their reasonable travel expenses incurred in connection with their attendance at board meetings and committee meetings and in connection with their participation in conferences and training related to their duties as directors.

        In November 2003, in connection with the closing of our private offering, or upon joining the Board of Directors subsequent to the closing of our private offering, we issued options and restricted stock to our non-employee directors. These option and restricted stock grants were made under the Fieldstone Investment Corporation Equity Incentive Plan (the "Stock Plan"). Our Chairman, Mr. Eckert, received options to purchase 30,000 shares of our common stock at an exercise price of $15 per share, the price paid by the investors in the private offering, and Ms. Martin and each of Messrs. Engelman, Michael and Springer received options to purchase 15,000 shares of our common stock at the same exercise price. These options vest in four equal installments over a four-year period, beginning December 31, 2004. Upon joining the Board of Directors on August 18, 2004, Mr. Schoenholz received options to purchase 15,000 shares of our common stock at an exercise price of $15.25 per share, which was the fair market value of our common stock on the date of grant. Mr. Schoenholz's options vest in four equal installments over a four-year period, beginning on June 30, 2005. Our Chairman, Mr. Eckert, received 20,000 shares of restricted stock, and each of the other non-employee directors at the time of the closing of the private offering received 10,000 shares of restricted stock. These shares of restricted stock vest in four equal installments over a four-year vesting period, subject to ratable forfeiture, beginning December 31, 2004. Upon joining the Board of Directors on August 18, 2004, Mr. Schoenholz received 10,000 shares of restricted stock. Mr. Schoenholz's shares of restricted stock vest in four equal installments over a four-year vesting period, subject to ratable forfeiture, beginning on June 30, 2005.

Stockholder Communications with the Board of Directors

        Stockholders may send communications to the Board of Directors at the following address: 11000 Broken Land Parkway, Suite 600, Columbia, Maryland 21044, Attention: Corporate Secretary, or by e-mail to investors@fieldstoneinvestment.com, specifying whether the communication is directed to the entire Board or Directors, to a particular committee of the Board of Directors or to a particular director. Each communication should specify a contact person as well as the general topic of the communication. We initially will receive and process stockholder communications before forwarding them to the particular addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or that relates to an improper or irrelevant topic, or that requests general information about the Company.

Recommendation of the Board of Directors

        The Board of Directors recommends a vote FOR the nominees named in this Proxy Statement as directors to hold office for the term of one year and until their successors are elected and qualified. Should a nominee become unable to serve for any reason before the Annual Meeting, our Board of Directors may designate a substitute nominee, in which event the persons designated as proxy holders on the enclosed proxy will vote for the election of the substitute nominee, or may reduce the number of members of our Board of Directors.

        Once a quorum is present, the affirmative vote of a plurality of all the votes cast at the annual meeting is necessary for the election of a director. Therefore, the seven individuals with the highest number of affirmative votes will be elected to the seven directorships. For purposes of the election of directors, "Withhold Authority" votes will not be counted as votes cast and will have no effect on the result of the vote.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (KPMG LLP)

General

        We are asking the stockholders to ratify the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

        KPMG LLP audited our consolidated financial statements for the fiscal year ended December 31, 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

        The following is a summary of the fees billed to Fieldstone by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2004 and 2003, respectively:

Fee Category	Fiscal Year 2004	Fiscal Year 2003
Audit Fees	$420,000	$270,000
Audit-Related Fees	590,368	331,170
Tax Fees	433,570	213,890
All Other Fees	—	—
Total	$1,443,938	$815,060

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of Fieldstone's consolidated financial statements and review of the interim consolidated financial statements, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Fieldstone's consolidated financial statements and are not reported under "Audit Fees." These services include professional services requested by Fieldstone in connection with offering memoranda and registration statements, securitization transactions, employee benefit plan audits and accounting consultations concerning financial accounting and reporting standards.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, assistance with tax reporting requirements and audit compliance and tax advice on state tax matters.

Pre-Approval Policy

        The Audit Committee has adopted written policies and procedures whereby it may pre-approve the provision of certain services to us by our independent registered public accounting firm. The policy of the Audit Committee is to pre-approve the audit, audit-related, tax and non-audit services to be performed during the year on an annual basis, which will include the estimated fees for such services, in accordance with lists of such services adopted by the Audit Committee. The Chairman of the Audit Committee is authorized to pre-approve audit services for any specific additional projects arising during a quarter that have not previously been pre-approved by the Audit Committee. The Chairman of the Audit Committee will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has determined that KPMG's provision of non-audit services to us and our subsidiaries is compatible with the maintenance of KPMG's independence.

Recommendation of the Board of Directors

        Our Board of Directors recommends a vote "FOR" this proposal to ratify the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. If a quorum is present, the affirmative vote of the holders of a majority of all the shares voting on this matter in person or represented by proxy at the Annual Meeting with respect to the matter will be required to approve Proposal No. 2. For purposes of approving Proposal No. 2, abstentions and any broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

        Even if the appointment of KPMG as our independent registered public accounting firm is ratified, the Board of Directors and the Audit Committee may, in their discretion, change that appointment at any time during the year should they determine that such a change would be in our and our stockholders' best interests. In the event that the appointment of KPMG is not ratified, the Audit Committee will consider the appointment of another firm as our independent registered public accounting firm, but will not be required to appoint a different audit firm.

SECURITY OWNERSHIP OF THE BOARD OF DIRECTORS,
EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 31, 2005 for (1) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (2) each of our directors and each of the Named Executive Officers, as that term is defined in the Executive Compensation Table included in this Proxy Statement and (3) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes, all such interests are owned directly, and the person or entity identified as the beneficial owner has sole voting and investment power. The number of shares reported as beneficially owned by a person represents the number of shares of common stock (including restricted stock issued under the Fieldstone Investment Corporation Equity Incentive Plan (the "Stock Plan")) that the person holds (including shares of common stock that may be issued upon exercise of options or vesting of restricted stock issued under our Stock Plan that are exercisable or issuable within 60 days of March 31, 2005).

	Shares Beneficially Owned (2)
Beneficial Owner(1)
	Number	Percent
Directors and Officers(3)
Thomas D. Eckert(4)	114,000	*
David S. Engelman(5)	25,073	*
Celia V. Martin(5)	47,250	*
Jonathan E. Michael(5)	24,750	*
David A. Schoenholz(6)	18,000	*
Jeffrey R. Springer(5)	20,750	*
Michael J. Sonnenfeld(7)	1,062,700	2.18%
Walter P. Buczynski(8)	65,455	*
John C. Camp, IV(9)	45,500	*
John C. Kendall(10)	7,500	*
Robert G. Partlow(9)	56,700	*
Executive officers and directors as a group (thirteen persons)	1,571,678	3.22%
Friedman, Billings, Ramsey Group, Inc.(11)	4,742,110	9.71%
Friedman, Billings, Ramsey & Co., Inc.(11)	4,742,110	9.71%
FBR Special Situations Fund, L.P.(11)	4,742,110	9.71%
FBR Weston, Limited Partnership(11)	4,742,110	9.71%
Franklin Mutual Beacon Fund(12)	3,611,800	7.40%
Franklin Mutual Shares Fund(12)	3,611,800	7.40%
Mutual Shares Fund(12)	3,611,800	7.40%
Mutual Financial Services Fund(12)	3,611,800	7.40%
Mutual Shares Securities Fund(12)	3,611,800	7.40%
Legg Mason Opportunity Trust(13)	2,667,000	5.46%

*
Less than 1%.

(1)
Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The SEC has defined "beneficial" ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power over the security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

(2)
Calculated using 48,835,876 shares of common stock issued and outstanding as of March 31, 2005. Additionally, in accordance with Rule 13d-3(d)(i) of the Securities Exchange Act of 1934, as amended, in calculating the percentage of each holder, we treated as outstanding the number of shares of common stock issuable upon exercise of the holder's options to purchase common stock, if any, exercisable within 60 days of March 31, 2005; however, we did not assume exercise of any other holder's options.

(3)
The address of each of our directors and officers is c/o Fieldstone Investment Corporation, 11000 Broken Land Parkway, Suite 600, Columbia, Maryland 21044.

(4)
Includes 20,000 shares of restricted stock issued under our Stock Plan and 7,500 shares underlying options granted under our Stock Plan that vested on December 31, 2004.

(5)
Includes 10,000 shares of restricted stock issued under our Stock Plan and 3,750 shares underlying options granted under our Stock Plan that vested on December 31, 2004.

(6)
Includes 10,000 shares of restricted stock issued under our Stock Plan.

(7)
Includes 100,000 shares of restricted stock issued under our Stock Plan, 110,600 shares underlying vested options granted under our Stock Plan and 14,400 shares of common stock purchased through the exercise of vested options.

(8)
Includes 35,455 shares of restricted stock issued under our Stock Plan and 10,000 shares underlying options granted under our Stock Plan that vested on December 31, 2004.

(9)
Includes 20,000 shares of restricted stock issued under our Stock Plan and 7,500 shares underlying options granted under our Stock Plan that vested on December 31, 2004.

(10)
Includes 5,000 shares of restricted stock issued under our Stock Plan and 2,500 shares underlying options granted under our Stock Plan that vested December 31, 2004.

(11)
The following information is based solely upon information provided to us by Friedman, Billings, Ramsey Group, Inc. ("FBR") and its affiliates. Friedman, Billings, Ramsey Group, Inc. owns 3,588,329 shares of common stock. Emanuel J. Friedman and Eric F. Billings each has shared voting and investment control over these shares. Friedman, Billings, Ramsey & Co., Inc. owns 58,356 shares of common stock. Friedman, Billings, Ramsey & Co., Inc. is a wholly owned subsidiary of FBR Capital Markets Holdings, Inc., which is a wholly owned subsidiary of FBR TRS Holdings, Inc., which is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. Emanual J. Friedman and Eric F. Billings each has shared voting and investment control over these shares. FBR Special Situations Fund, L.P. owns 166,825 shares of common stock and FBR Weston, Limited Partnership owns 928,600 shares of common stock. Emanuel J. Friedman is the manager of the FBR Special Situations Fund, L.P. through FBR Investment Management, Inc., and Eric F. Billings is the manager of the FBR Weston, Limited Partnership through FBR Investment Management, Inc. FBR Investment Management, Inc. is a wholly owned subsidiary of FBR Asset Management Holdings, Inc., which is a wholly owned subsidiary of FBR TRS Holdings, Inc., which is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. The address for each of the entities is 1001 19th Street North, Arlington, VA 22209. We have entered into a voting agreement with FBR, pursuant to which FBR will vote all of the shares of common stock held by FBR in excess of 3% of the outstanding shares of our common stock in the same proportion that our other stockholders vote their shares of common stock with respect to any proposal submitted to the stockholders for a vote, whether at a meeting or by written consent. The voting agreement shall remain in place until FBR no longer owns any shares of common stock.

(12)
Franklin Mutual Beacon Fund owns 279,800 shares; Franklin Mutual Shares Fund owns 7,100 shares; Mutual Shares Fund owns 2,365,900 shares; Mutual Financial Services Fund owns 509,700 shares, and Mutual Shares Securities Fund owns 449,300 shares. The address for each of the funds is 51 John F. Kennedy Parkway, Short Hills, NJ 07078. Franklin Mutual Advisers, LLC, the adviser to the funds, has sole investment and voting power over the shares. Franklin Mutual Advisers, LLC disclaims any beneficial ownership of the shares. Franklin Mutual Advisors, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc. The Board of Directors of Franklin Resources, Inc. includes the following natural persons who may be deemed to have voting and investment power over the shares: Harmon E. Burns, Charles Crocker, Robert D. Joffe, Charles B. Johnson, Rubert H. Johnson, Jr., Thomas H. Kean, James A. McCarthy, Chutta Ratnathicam, Peter M. Sacerdote, Anne M. Tatlock and Louis E. Woodworth.

(13)
LMM LLC has sole voting and investment power over the shares. LMM LLC, a registered investment advisor, is manager for the Legg Mason Opportunity Trust, a registered investment company. William H. Miller III is the managing member of LMM LLC. The address for Legg Mason Opportunity Trust is 100 Light Street, Baltimore, MD 21202.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires executive officers and directors, and persons who own more than ten percent of a registered class of equity securities, to file reports of ownership and changes in ownership with the SEC. Our executive officers, directors and greater than ten percent owners were not subject to Section 16(a) of the Securities Exchange Act of 1934 during 2004 because our shares did not become registered until February 2, 2005. However, since February 2, 2005 and as of the date of the mailing of this Proxy Statement, based solely on our review of copies of such reports furnished to us, we believe that all of our executive officers, directors and greater than ten percent owners have met their Section 16(a) reporting obligations.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004 with respect to the shares of Fieldstone common stock that may be issued under existing equity compensation plans. The category "Equity compensation plans approved by security holders" in the table below consists of the Fieldstone Investment Corporation Equity Incentive Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders*	761,600	$15.26	1,399,000
Equity compensation plans not approved by security holders	—	—	—

Total	761,600	$15.26	1,399,000

*
Consists of our Stock Plan.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation paid or accrued by us during the last two fiscal years to our chief executive officer and our other four most highly compensated executive officers (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)			Annual Bonus ($)(1)		Other Annual Compensation ($)(2)		Restricted Stock Awards(3)		Securities Underlying Options/SARs (#)	All Other Compensation ($)(4)(5)
Michael J. Sonnenfeld, Director, President and Chief Executive Officer	2004 2003	$ $	375,000 287,500		$ $	337,500 600,000	$ $	18,000 18,000	$	— 1,500,000	— 200,000	$ $	13,105 5,862,210	(6)
Walter P. Buczynski, Executive Vice President —Secondary Marketing	2004 2003	$ $	300,000 234,395		$ $	270,000 250,000	$ $	12,000 12,000	$	— 600,000	— 40,000	$ $	1,260 750,210
Robert G. Partlow, Senior Vice President —Chief Financial Officer	2004 2003	$ $	300,000 116,827	(7)	$ $	270,000 185,000		— —	$	— 300,000	— 30,000	$ $	13,105 1,500
John C. Kendall, Senior Vice President —Investment Portfolio	2004 2003		$187,500 —	(8)		$237,500 —		$26,100 —		$96,250 —	10,000 —		— —
John C. Camp, IV Senior Vice President —Information Systems and Facilities	2004 2003	$ $	200,000 156,250		$ $	200,000 150,000		— —	$	— 300,000	— 30,000	$ $	14,008 508,418

(1)
Bonus amounts earned by the named executive officers for performance in the fiscal year 2004 were paid on February 28, 2005. Bonus amounts shown for 2003 include amounts awarded in 2003 relative to our performance in 2003, but paid in January 2004.

(2)
Other annual compensation for the fiscal year ended December 31, 2004 includes the total value of automobile allowances for Messrs. Sonnenfeld and Buczynski of $18,000 and $12,000, respectively, and $26,100 paid to or on behalf of Mr. Kendall for relocation expenses. Other annual compensation for the year ended December 31, 2003 includes the total value of automobile allowances for Messrs. Sonnenfeld and Buczynski of $18,000 and $12,000, respectively.

(3)
This column shows the market value of restricted stock awards on date of grant. No restricted stock was awarded to any of the named executive officers in 2004, except for Mr. Kendall, who joined the company in April 2004, and was awarded restricted stock on February 25, 2004. The number and value of all unvested shares of restricted stock held on December 31, 2004 by the individuals listed in this table are: Mr. Sonnenfeld, 75,000 shares/$1,293,750; Mr. Buczynski, 30,000 shares/$517,500; Mr. Partlow, 15,000 shares/$258,750; Mr. Kendall, 3,750 shares/$64,688; and Mr. Camp, 15,000 shares/$258,750, based on the closing price per share of our common stock as reported on The Portal Market on December 31, 2004, which was $17.25. The amount of restricted stock for the year ended December 31, 2003 represents the fair market value of restricted stock awards on date of grant. The restricted stock vests ratably over a 4-year period. Dividends will be paid on the restricted stock if and when dividends are paid on our common stock.

(4)
The amounts shown in this column include the matching company contributions to the 401(k) Plan, if applicable, and term life insurance premiums, if applicable, paid by the company for the benefit of the officer: For 2004, the amounts were as follows, Mr. Sonnenfeld: 401(k) matching contribution ($13,000), term life insurance premium ($105); Mr. Buczynski: term life insurance premium ($1,260); Mr. Partlow: 401(k) matching contribution ($13,000), term life insurance premium ($105); and Mr. Camp: 401(k) matching contribution ($13,000), term life insurance premium ($1,008).

(5)
The amounts shown in this column for 2003 include the change of control bonuses determined by the board of directors of Fieldstone Holdings prior to the closing of the 144A Offering. The board of directors of Fieldstone Holdings consisted of Mr. Herbert L. Carrel and Mr. Michael J. Sonnenfeld. The board of directors determined that the aggregate amount payable to Messrs. Sonnenfeld and Buczynski, and the other senior officers eligible to participate in the change of control bonus pool established under the terms of the Senior Manager Incentive and Retention Plan was $12.4 million. This aggregate amount was allocated among the eligible managers by the compensation committee of Fieldstone Investment following the closing of the 144A Offering. Mr. Sonnenfeld's change of control bonus is further described in note (6). The aggregate amount of all of the change of control bonuses, the payment to Mr. Sonnenfeld of his 2003 bonus and other payments were accrued prior to the closing of the 144A Offering. The amounts shown in this column for 2003 also include the following matching company contributions to the 401(k) Plan, if applicable, and term life insurance premiums paid by the company for the benefit of the officer, if applicable: Mr. Sonnenfeld: 401(k) matching contribution ($12,000), term life insurance premium ($210); Mr. Buczynski: term life insurance premium ($210); Mr. Partlow: 401(k) matching contribution ($1,500); and Mr. Camp: 401(k) matching contribution ($8,250), term life insurance premium ($168).

(6)
Includes a change of control bonus of $2 million approved by the board of directors of Fieldstone Holdings, and an additional payment of $3.85 million prior to the closing of the 144A Offering relative to Mr. Sonnenfeld's tax liabilities and as other consideration. As a shareholder of Fieldstone Holdings, Mr. Sonnenfeld incurred personal tax liability of $1.9 million in 2003 relative to the earnings of Fieldstone Holdings as an S corporation during 2003 and to the payment by Fieldstone Holdings of dividends during 2003 (as a result of the election by the Fieldstone Holdings' shareholders to treat its 2003 dividends as a return of its retained C corporation earnings and profits rather than as a payment of its 2003 S corporation income). This additional payment resulted in an additional tax liability for Mr. Sonnenfeld of $1.6 million on the payment itself. As a result, Mr. Sonnenfeld received net additional compensation, after taxes, of approximately $319 thousand as a result of this $3.85 million additional payment.

(7)
Reflects base salary for the period from August 4, 2003 through December 31, 2003.

(8)
Reflects base salary for the period from April 1, 2004 through December 31, 2004.

Option Grants

        No options were granted to the Named Executive Officers during our last fiscal year.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises in 2004 and the number and dollar value of unexercised options held as of December 31, 2004 by the Named Executive Officers:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(3)
	Shares Acquired on Exercise (#)(1)	Value Realized ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael J. Sonnenfeld	14,400	$30,000	110,600	75,000	$248,850	$168,750
Walter P. Buczynski	—	—	10,000	30,000	22,500	67,500
Robert G. Partlow	—	—	7,500	22,500	16,875	50,625
John C. Kendall	—	—	2,500	7,500	—	—
John C. Camp IV	—	—	7,500	22,500	16,875	50,625

(1)
Shares acquired on exercise includes all shares underlying the stock option, exercised without deducting shares held to satisfy tax obligations, if any, sold to pay the exercise price or otherwise disposed of.

(2)
The value realized of exercised options is the product of (i) the excess of the per share fair market value of the common stock the date of exercise over the per share option exercise price and (ii) the number of shares acquired upon exercise.

(3)
The value of unexercised "in the money" options is based on a price per share of $17.25, which was the price of a share of common stock as reported on The Portal Market at the close of business on December 31, 2004, minus the exercise price, multiplied by the number of shares underlying the option.

Employment Agreements

        We entered into employment agreements with Messrs. Sonnenfeld, Buczynski, Partlow and Camp on September 1, 2003. Each of these employment agreements has an initial term of three years, and automatically renews for successive one-year terms. The employment agreements require each of them to devote their best efforts to our interests and business and prohibit them from disclosing information, competing with us and soliciting employees for specified periods during and after termination of employment. We have not entered into an employment agreement with Mr. Kendall. We provided Mr. Kendall an employment offer letter, dated March 10, 2004, which he acknowledged and accepted on March 15, 2004. This offer letter set forth the scope of responsibility, compensation, additional reimbursement, benefits and certain additional terms of his employment.

        The employment agreements provide that in the event of termination other than for cause or resignation for good reason, we will pay to that executive two years of extended severance in the annual amounts shown below for each of them respectively, and provide other specified benefits, including a tax gross-up for any excise tax related to any payments deemed to be excess parachute payments.

Summary Employment Agreement Table

			Potential Extended Severance
	Annual Compensation in 2004
				Potential Retention Bonus
Name and Title			Annual Payment
	Salary	Bonus(1)		2005(2)	2006(2)
Michael J. Sonnenfeld, Director, President and Chief Executive Officer	$375,000	$337,500	$1,000,000	$300,000	$300,000
Walter P. Buczynski, Executive Vice President—Secondary Marketing	$300,000	$270,000	$400,000	$210,000	$210,000
Robert G. Partlow, Senior Vice President—Chief Financial Officer	$300,000	$270,000	$300,000	$—	$—
John C. Kendall, Senior Vice President—Investment Portfolio	$250,000	$237,500	$—	$—	$—
John C. Camp, IV, Senior Vice President—Information Systems and Facilities	$200,000	$200,000	$300,000	$120,000	$120,000

(1)
Bonus amounts shown were accrued in 2004 relative to our performance in 2004 and were paid in March 2005.

(2)
Potential Retention Bonus amounts shown were awarded in 2002 under the terms of our Senior Manager Incentive and Retention Plan, and are payable if the executive remains an employee through and including June 30 in each of the years indicated or until his retirement, if earlier.

Compensation Committee Interlocks and Insider Participation

        The following directors served on the Compensation Committee of our Board of Directors during 2004: Jeffrey R. Springer, David S. Engelman and Celia V. Martin. None of these individuals was or ever has been an employee of Fieldstone or any of our subsidiaries. During fiscal 2004, no member of the Compensation Committee was an executive officer of another entity on which compensation committee or board of directors an executive officer of Fieldstone served. Ms. Martin is a former co-founder and employee of Friedman, Billings, Ramsey & Co., Inc. (FBR). FBR served as initial purchaser and placement agent in connection with Fieldstone's private equity offering in November 2003, and FBR, together with its affiliated entities, beneficially owns 9.71% of the outstanding common stock of Fieldstone. Ms. Martin currently serves as a non-paid consultant to FBR, assisting exclusively with philanthropic efforts.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Audit Committee has reviewed the audited consolidated financial statements of the Company and discussed such statements with management. The Audit Committee has discussed with KPMG LLP ("KPMG), the Company's independent registered public accounting firm during the year 2004, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards—AU Section 380), as may be modified or supplemented.

        The Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with KPMG their independence. Based on its review of the written disclosures and the letter regarding KPMG's independence and its discussions with KPMG, the Audit Committee has determined that KPMG's provision to the Company of various non-audit services for the year 2004 is compatible with maintaining its independence.

        Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and be filed with the SEC. The Audit Committee also appointed KPMG to serve as the Company's independent registered public accounting firm for the year 2005.

                      Submitted by the Audit Committee:

                      Jonathan E. Michael, Chairman
                      Thomas D. Eckert
                      David A. Schoenholz
                      Jeffrey R. Springer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Voting Agreement.    On October 28, 2004, we entered into a voting agreement with FBR pursuant to which FBR will vote all of the shares of common stock held by FBR in excess of 3% of the outstanding shares of our common stock in the same proportion that our other stockholders vote their shares of common stock with respect to any proposal submitted to the stockholders for a vote. The voting agreement shall remain in place until FBR no longer owns any shares of common stock.

        Engagement Letter.    In connection with the closing of the 144A Offering, we entered an agreement to use FBR to provide a wide variety of financial advisory, lead underwriting and other investment banking services for three years on agreed economic terms. To date, we have not used FBR's services or compensated FBR under the terms of that agreement. On October 28, 2004, we replaced our original agreement with FBR with an amended and restated agreement in which we agreed to use FBR as a co-managing underwriter or co-placement agent and sole book runner in any public or private offering of our equity securities through November 14, 2005. The amended and restated agreement does not commit us to use FBR for any other financial advisory or investment banking services and does not commit us to compensate FBR for its services in an equity offering other than as we mutually agree at the time of any such transaction.

STOCKHOLDER PROPOSALS

        In accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, our Corporate Secretary must receive written notification of any proposal that a stockholder submits for inclusion in our proxy statement and proxy for the 2006 Annual Meeting of Stockholders on or before December 1, 2005. Such written notice must set forth (i) the name and address of the stockholder delivering the notice; (ii) a statement with respect to the amount of the Company's stock beneficially and/or legally owned by such stockholder; (iii) the nature of any such beneficial ownership of such stock, the beneficial ownership of any such stock legally held by such stockholder but beneficially owned by one or more others, and the length of time for which all such stock has been beneficially and/or legally owned by such stockholder; and (iv) a description in reasonable detail of the proposed business to be brought before the meeting, the reason for conducting the business at the meeting, and any material interest of the stockholder in such matter.

        In addition, any stockholder who wishes to propose a nominee to our Board of Directors or submit any other matter to a vote at a meeting of our stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended) must comply with the advance notice provisions and other requirements of our bylaws, which are on file with the Securities and Exchange Commission and may be obtained from our Corporate Secretary upon request. In general, any such notice must be received by us no sooner than December 6, 2005 and no later than January 5, 2006, subject to the limited exceptions described in Section 3.11 of our bylaws. If a stockholder nomination or proposal is received after the date specified in the advance notice provisions, our proxy for next year's annual meeting may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy statement.

OTHER MATTERS

        The Board of Directors knows of no other matters to be presented for stockholder at the Annual Meeting. If other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, however, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

        If you share the same last name or address with other holders of our common stock and would prefer to receive a single copy of our Annual Report and Proxy Statement, please notify us in writing at 11000 Broken Land Parkway, Suite 600, Columbia, Maryland 21044, Attention: Investor Relations. If your shares are held in street name, please contact your broker or bank to make this request.

APPENDIX A

FIELDSTONE INVESTMENT CORPORATION

AUDIT COMMITTEE CHARTER

I.    Purpose

        The primary purpose of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Fieldstone Investment Corporation (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee shall (1) be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, (2) pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of State law) and non-audit services provided to the Company by the independent auditor, (3) prepare the audit committee report required by the Securities and Exchange Commission's proxy rules to be included in the Company's annual proxy statement, (4) provide an avenue of communication among the outside auditors, management and the Board, and (5) assist Board oversight of (a) the integrity of the Company's financial statements, financial reporting process and system of internal accounting and financial controls, (b) the independent auditor's qualifications and independence, and (c) the performance of the Company's independent auditors and internal audit function. The Audit Committee shall also constitute a Qualified Legal Compliance Committee pursuant to 17 C.F.R. 205.2(k).

II.    Composition

        The Audit Committee shall be comprised of at least three directors of the Company, each of whom the Board has determined has no material relationship with the Company and each of whom is (i)"independent" under the rules of (A) The NASDAQ Stock Market, Inc., pursuant to NASDAQ Rule 4350(d), and (B) the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication. No member of the Committee must have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three-year period prior to his/her commencement of service on the Committee.

        No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous services would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement.

        Members shall be appointed annually by the Board based on nominations recommended by the Company's Governance and Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.    Compensation of Members

        Compensation for service on the Audit Committee shall be limited to fees and regulations of the SEC promulgated thereunder and the rules and regulations of The NASDAQ Stock Market, Inc. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Company other than for Board or Audit Committee service, nor may any member of the Audit Committee be an affiliate of the Company.

IV.    Meetings

        The Audit Committee shall designate one member of the Committee as its chairperson. The Chairperson shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Audit Committee to the Board. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately, at least quarterly, with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Committee shall meet in executive session at least twice a year. The Audit Committee may request any officer or employee of the Company or the Company's internal or outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

V.    Delegation to Subcommittee

        The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.    Resources and Authority of the Audit Committee

        The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

        The Company shall provide for appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of:

        1.     Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

        2.     Compensation of any advisors employed by the Audit Committee; and

        3.     Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        The Audit Committee shall have direct access to management, internal staff, the independent auditor, the corporate compliance staff and the Company's internal and outside legal counsel, both at meetings and otherwise.

VII.    Responsibilities and Duties

        In furtherance of its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the Board and the stockholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable legal and regulatory requirements.

VIII.    Committee Duties and Responsibilities

        To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

        A.    With respect to the independent auditors:

          1.     to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

          2.     to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

          3.     to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

          4.     to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

          5.     to obtain from the independent auditors in connection with any audit, a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

          6.     to review and evaluate the qualifications, performance and independence of the independent auditor and the lead partner and other senior members of the independent auditors;

          7.     to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner, and consider whether there should be a regular rotation of the audit firm itself;

          8.     to review and approve all related party transactions of the Company; and

          9.     to take into account the opinions of management and the Company's internal auditors in assessing the independent auditor's qualifications, performance and independence;

        B.    With respect to the internal auditing department,

          1.     to review the appointment and replacement of the director of the internal auditing department; and

          2.     to advise the director of the internal auditing department that he or she is expected to report directly to the Audit Committee and provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto;

        C.    With respect to accounting principles and policies, financial reporting and internal audit control over financial reporting;

          1.     to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

          2.     to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, or other professional standards, including reports and communications related to:

    •
    deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

    •
    consideration of fraud in a financial statement audit;

    •
    detection of illegal acts;

    •
    the independent auditors' responsibility under generally accepted auditing standards;

    •
    any restriction on audit scope;

    •
    significant accounting policies;

    •
    significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

    •
    management judgments and accounting estimates;

    •
    any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

    •
    the responsibility of the independent auditors for other information in documents containing audited financial statements;

    •
    disagreements with management;

    •
    consultation by management with other accountants;

    •
    major issues discussed with management prior to retention of the independent auditors;

    •
    difficulties encountered with management in performing the audit;

    •
    the independent auditors' judgments about the quality of the entity's accounting principles;

    •
    reviews of interim financial information conducted by the independent auditors; and

    •
    the responsibilities, budget and staffing of the Company's internal audit function;

          3.     to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

    •
    to discuss the scope of the annual audit;

    •
    to discuss the annual audited financial statements and quarterly financial statement, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

    •
    to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

    •
    to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on the activities or access to requested information and any significant disagreements with management;

    •
    to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company; and

    •
    to discuss, as appropriate (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

          4.     to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

          5.     to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

          6.     to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

          7.     to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business or compliance policies, including material notices to or inquires received from governmental agencies;

          8.     to discuss and review the type and presentation of information to be included in earnings press releases;

          9.     to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

          10.   to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

          11.   to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise;

          12.   to establish hiring policies for employees or former employees of the independent auditors;

        D.    With respect to reporting and recommendations,

          1.     to prepare any report or disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

          2.     to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board;

          3.     to report its activities to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

          4.     to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

        E.    Investigations and Other Actions

          1.     conduct or authorize investigations into any matters within the Audit committee's scope of responsibilities, and

          2.     perform such other functions as may be required by applicable laws, rules and regulations and the Company's Articles of Incorporation or Bylaws, or by the Board.

IX.    Limitation of Audit Committee's Role

        In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of management, auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or to implement procedures or to set auditor independence standards. Additionally, while it is not the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Audit Committee may take such actions with respect to such matters as it deems necessary or advisable in fulfilling its duties hereunder.

X.    Responsibility of Management and Independent Auditors to the Audit Committee

        It is the responsibility of the management of the Company and/or the independent auditor to bring appropriate matters to the attention of the Audit Committee, and to keep the Audit Committee informed of matters which the management of the Company or the independent auditor believe require attention, guidance, resolution or other actions, the bases therefore and other relevant considerations.

        The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

        To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company's officers, employees, or committees, the independent auditor, the internal auditing department or any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

        It is acknowledged that all of the above listed tasks and focus areas may not be relevant to all of the matters and tasks that the Audit Committee may consider and act upon from time to time, and the members of the Audit Committee in their judgment may determine the relevance thereof and the attention such items shall receive in any particular context.

        Adopted by the Board of Directors on May 4, 2004.

FORM OF PROXY CARD
FIELDSTONE INVESTMENT CORPORATION

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

PROPOSAL 1	–	To elect as directors the following nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All
		(01) Thomas D. Eckert (02) David S. Engelman, (03) Celia V. Martin, (04) Jonathan E. Michael, (05) David A. Schoenholz, (06) Michael J. Sonnenfeld, (07) Jeffrey R.Springer.	☐	☐	☐	Except" and write the nominee's number on the line below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 2	–	To ratify the appointment of KPMG LLP as Fieldstone's independent	For	Against	Abstain
		registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

This proxy card must be signed exactly as the name appears hereon. When shares held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor as a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signor is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Fieldstone Investment Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders of Fieldstone Investment Corporation to be held on Tuesday, May 3, 2005 at 10:00 a.m. and the Proxy Statement, and appoints Michael J. Sonnenfeld and Robert G. Partlow, or either of them, the proxy of the undersigned, with full power of substitution, to attend the Annual Meeting, and any adjournment thereof, and to vote on the matters indicated all the shares of Common Stock of Fieldstone Investment Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

SEE REVERSE SIDE	TO BE SIGNED AND DATED ON REVERSE SIDE	SEE REVERSE SIDE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
IN THE ENCLOSED ENVELOPE.

QuickLinks

FIELDSTONE INVESTMENT CORPORATION 11000 Broken Land Parkway, Suite 600 Columbia, Maryland 21044
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 3, 2005
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
FIELDSTONE INVESTMENT CORPORATION 11000 Broken Land Parkway, Suite 600 Columbia, Maryland 21044
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
PURPOSE OF MEETING
RECOMMENDATIONS OF THE BOARD OF DIRECTORS
VOTING RIGHTS, RECOMMENDATION AND VOTE REQUIRED
REVOCABILITY OF PROXY
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (KPMG LLP)
SECURITY OWNERSHIP OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Summary Employment Agreement Table
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
OTHER MATTERS
FIELDSTONE INVESTMENT CORPORATION AUDIT COMMITTEE CHARTER
FORM OF PROXY CARD FIELDSTONE INVESTMENT CORPORATION
THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Fieldstone Investment Corporation
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.